SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                           reported): January 29, 2001


                              Emerson Electric Co.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                              Emerson Electric Co.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Missouri
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                                     1-278
                                     -----
                            (Commission File Number)


                                   43-0259330
                                   ----------
                    (I.R.S. Employer Indentification Number)


          8000 West Florissant Avenue, St. Louis, Missouri   63136
          -----------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (314) 553-2000

Item 9.  Regulation FD Disclosure.

     The following information is furnished pursuant to Regulation FD.

Upcoming Investor Events

     On Tuesday, January 30, 2001, at approximately 4:15 pm EST, Emerson will issue the Company's quarterly release. A pre-recorded discussion of the quarterly results will be available in the Investor Relations area of the corporate web site, www.gotoemerson.com, after 4:30 pm EST. This is an update to an earlier Form 8-K filing, which described the expected release date as February 6, 2001.

     On Wednesday, January 31, 2001, at approximately 8:30 am EST, Emerson will be holding an investor meeting to discuss first quarter results, the Company's overall outlook for fiscal 2001, and general growth and operational initiatives currently underway. Interested parties can view the meeting presentation and hear an audio web cast of the meeting by visiting the Investor Relations area of the corporate web site.

     Updates or further details of these times will be posted in the Calender of Events area in the Investor Relations section of the corporate web site as they occur.

Emerson GAAP Underlying Orders - 13 Month Summary
(Percent change.  Trailing 3-month average versus prior year)


                                    Dec. '99       Jan. `00        Feb. `00       Mar. '00        Apr.'00
                                    --------       --------        ---------      --------        -------
Industrial Automation                 flat           flat            +0-5           +0-5           +0-5
HVAC                                  +0-5           +0-5            +0-5           +0-5            +5
Electronics and Telecom               +>20           +>20            +>20           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           +0-5
Process Control                       +0-5           +0-5            flat           flat           flat
  Total Emerson                       +0-5           +0-5             +5            +5-10          +5-10

                                    May. `00       Jun. '00        Jul. '00       Aug. '00       Sep. `00
                                    --------       --------        --------       --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           +0-5           flat
HVAC                                   +5            +5-10           +5-10          +5-10          +0-5
Electronics and Telecom               +>20           +>30            +>30           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           -5-0           -5-0
Process Control                       flat           flat            flat           +0-5           +0-5
  Total Emerson                       +5-10          +5-10           +5-10          +5-10           +5

                                    Oct. '00       Nov. '00        Dec. `00
                                    --------       --------        --------
Industrial Automation                 -5-0           -5-0            -5-0
HVAC                                  flat           -5-0            +0-5
Electronics and Telecom               +>30            +30           +25-30
Appliance and Tools                   flat           -5-0            -5-0
Process Control                       +0-5           +0-5            +0-5
  Total Emerson                        +5             +5             +5-10


Dec. '00 Order Comments:

Industrial Automation continues to be dampened by considerable negative currency exchange. Excluding currency, growth is in the low to mid single-digits, with Europe and Asia considerably stronger than the United States.

HVAC orders reflect an improved air conditioning environment driven by growth in Asia and Latin America. Excluding the impact of currency, Europe also had solid growth.

Electronics and Telecom orders continue to be very strong. Robust demand for large UPS systems, OEM power supplies, DC/DC modules and cable assemblies is offsetting fluctuations in demand in other areas. Overall, growth is strong in the United States, Europe, Asia and Latin America, with Europe considerably stronger than it was in 2000.

Appliance and Tools orders reflect appliance-related issues and softer consumer demand. Tool-related demand remains healthy overall, running at low to mid single-digit levels.

Process orders reflect the continued success of PlantWeb and Emerson Performance Solutions, along with area-specific recoveries in the overall global market, with noticeable recent strengthening in natural gas-related projects.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMERSON ELECTRIC CO.
                                            (Registrant)

Date:  January 29, 2001                     By:      s/H. M. Smith
                                               ---------------------------------
                                                   H. M. Smith
                                                   Assistant General Counsel and
                                                   Assistant Secretary